Exhibit 10.43
June 5, 2008
Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204
Attn: Ms. Terry Becks
                    Re:           Management Agreement Renewals
Dear Ms. Becks:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
CAMPBELL & COMPANY, INC.

By:	/s/ Thomas P. Lloyd

Print Name:	Thomas P. Lloyd
JM/sr

June 5, 2008
Willowbridge Associates Inc.
101 Morgan Lane — Suite 180
Plainsboro, N.J. 08536
Attention: Mr Steve R. Crane
                    Re:           Management Agreement Renewals
Dear Mr. Crane:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	SSB Orion Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
WILLOWBRIDGE ASOCIATES INC.

By:	/s/ Steven Crane

Print Name:	Steven Crane
JM/sr

June 5, 2008
Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853
Attention: Mr. Paul Sedlack
                    Re:           Management Agreement Renewals
Dear Mr. Sedlack:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
GRAHAM CAPITAL MANAGEMENT, L.P.

By:	/s/ Paul Sedlack

Print Name:	Paul Sedlack
JM/sr

June 5, 2008
Winton Capital Management
1a. St. Mary Abbot’s Place
Kensington, London W86LS,
U.K.
Attention: Mr. Martin Hunt
                         Re:                Management Agreement Renewals
Dear Mr. Hunt:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	SSB Orion Futures Fund L.P.

•	CMF Winton Feeder LP I

•	CMF Winton Master Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	AURORA III

•	CMF Institutional Futures Portfolio LP

•	Citigroup Abingdon Futures Fund L.P.

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
WINTON CAPITAL MANAGEMENT

By:	/s/ Martin Hunt

Print Name:	Martin Hunt
JM/sr

June 5, 2008
Eckhardt Trading Company
1314 North Dearborn Parkway
The Carriage House
Chicago, Illinois 60610
Attention: Ms. Audrey L. Gale
                    Re:           Management Agreement Renewal
Dear Ms. Gale:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	Citibank NA (Alera 100)

•	CMF Eckhardt Master Fund L.P.

•	SSB Diversified 2000 Futures Fund L.P.

•	SB Diversified Futures Fund L.P.

•	SB Diversified Futures Fund L.P. II
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
ECKHARDT TRADING COMPANY

By:	/s/ John Forengo

Print Name:	John Forengo
JM/sr